AMENDMENT NO. 1 made as of December 31, 2001 to EMPLOYMENT
     AGREEMENT made as of the 22nd day of February, 1995 (the "Employment Agreement") by and between ARROW ELECTRONICS, INC., a New York corporation with its principal office at 25 Hub Drive, Melville, New York 11747 (the "Company"), and STEPHEN P. KAUFMAN, residing at 306 Beacon Street, Unit 3, Boston, Massachusetts 02116
     (the "Executive").

         WHEREAS, the Employment Period (as defined in the Employment Agreement) is scheduled to terminate on December 31, 2001, but the Company and the Executive wish to amend the Employment Agreement and extend the term of the Employment Agreement for a further period;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

         1.  Employment Period.
             -----------------
         Section 3 of the Employment Agreement is hereby amended by deleting existing clause d) and substituting the following in its place:

             "d) July 31, 2002."

         2.  Additional Consideration.

         a) Section 2 of the Employment Agreement is hereby amended by inserting a new clause c) as follows and renumbering existing clauses c) through i) accordingly:

             "c)  Monetary Remuneration and Benefits from January 1,
                  --------------------------------------------------
     2002 to July 31, 2002. During the Transition Period, the Company --------------------- shall pay to the Executive for all services rendered by him in any capacity:

                  i. a base salary of not less than $500,000 per year, adjusted for the temporary salary reduction program implemented in 2001 (payable in accordance with the Company's then-prevailing practices, but in no event less frequently than in equal monthly installments);
             and

                 ii. Such employee benefits that are made available by the Company to its other principal executives."

         b)  Section 2 is further amended by deleting existing clause
             d) (now renumbered e)) and substituting the following:

              "e)  Supplemental Executive Retirement Plan.  The
                   --------------------------------------
      Executive shall continue to participate in the Company's
      Unfunded Pension Plan for Selected Executives, which shall provide him with a minimum benefit of $474,000 per year beginning
      August 1, 2002.

         3.  Date Changes.
             ------------
         The Employment Agreement is hereby amended to substitute
     "July 31, 2002" for "December 31, 2001" in the following Sections of the Employment Agreement: 1c), 2g), 4 and 8.

         4.  No Other Amendment.
             ------------------
         As amended hereby, the Employment Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


Attest:                                       ARROW ELECTRONICS, INC.


---------------------                         By:
Assistant Secretary                                ---------------------
                                                   Executive Vice President


                                              THE EXECUTIVE


                                              -----------------------
                                              Stephen P. Kaufman